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                                                                Exhibit No. 23.1




                         Independent Auditors' Consent
                         -----------------------------


The Board of Directors
Citizens Utilities Company:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

                                                /s/ KPMG PEAT MARWICK
                                                ---------------------
                                                  KPMG PEAT MARWICK


New York, New York
    March 15, 1994